UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 24, 2026

Diameter Credit Company

(Exact name of Registrant as Specified in Its Charter)

Delaware	000-56624	88-1389797
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

50 Hudson Yards, Suite 6600A
New York, New York		10001
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (212) 655-1419

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On April 24, 2026, Diameter Credit Company Holdings LLC (“DCC Holdings”), a wholly owned subsidiary of Diameter Credit Company, a Delaware statutory trust (the “Company”), entered into Amendment No. 5 (“Amendment No. 5”) to its Credit and Security Agreement (as amended, restated or otherwise modified from time to time, including pursuant to the Amendment No. 1 to Credit and Security Agreement, dated as of May 22, 2024, the Amendment No. 2 to Credit and Security Agreement, dated as of January 14, 2025, the Amendment No. 3 to Credit and Security Agreement, dated as of August 1, 2025, the Amendment No. 4 to Credit and Security Agreement, dated as of December 12, 2025 and as further amended by Amendment No. 5, the “Secured Credit Facility”), dated as of January 10, 2024, by and among DCC Holdings, as borrower, the Company, in its capacity as collateral manager and in its capacity as equity holder, the lenders from time to time parties thereto, Citibank, N.A., as administrative agent, Citibank, N.A. (acting through its Agency and Trust division), as collateral agent and custodian, and Siepe, LLC, as collateral administrator.

Amendment No. 5 amends the Secured Credit Facility to, among other things, (i) reduce the maximum facility amount from $650,000,000 to $500,000,000, (ii) reduce the accordion provision from an aggregate maximum amount of $800,000,000 to $600,000,000, (iii) extend the reinvestment period from January 10, 2027 to January 10, 2029 and (iv) extend the scheduled maturity date from January 10, 2029 to January 10, 2031.

The foregoing description of Amendment No. 5 to the Secured Credit Facility does not purport to be complete and is qualified in its entirety by reference to the full text of Amendment No. 5 to the Secured Credit Facility, filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
10.1	Amendment No. 5 to Credit and Security Agreement
104	Cover page interactive data file (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Diameter Credit Company

Date:	April 30, 2026	By:	/s/ Matthew Gilmartin
Matthew Gilmartin, Chief Financial Officer